EXHIBIT 99.1

UNITED FIRE & CASUALTY COMPLETES OFFERING OF COMMON STOCK

Company Issues 3,500,000 Shares at $28.00 Per Share

CEDAR RAPIDS, IOWA (May 12, 2006) – United Fire & Casualty Company (Nasdaq: UFCS) has successfully completed an offering of 3,500,000 shares of common stock priced at $28.00 per share. Net proceeds to the Company were $92.967 million, which will be used for general corporate purposes and to enhance the Company’s capital position. In addition, the Company has granted the underwriters an over-allotment option of up to 525,000 shares. The common stock offering was lead managed by A.G. Edwards & Sons, Inc. KeyBanc Capital Markets, a division of McDonald Investments, Inc., served as co-manager.

This press release does not constitute an offer to sell or the solicitation of any offer to buy. There will not be any sale of these securities in any state, province or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, province or jurisdiction. The offering may be made only by means of the prospectus supplement and accompanying prospectus, copies of which may be obtained from A.G. Edwards, Inc., Attn: Syndicate Department, One North Jefferson, St. Louis, Missouri 63103 (telephone number: (314) 955-3000) and from KeyBanc Capital Markets, a division of McDonald Investments, Inc., at 800 Superior Avenue, Cleveland, Ohio 44114 (telephone number: (216) 443-2370).

This press release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “continues,” “seeks,” “estimates,” “predicts,” “should,” “could,” “may,” “will continue,” “might,” “hope” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Among the factors that could cause our actual outcomes and results to differ are the following: inherent uncertainties with respect to loss reserving, including the reserves established for Hurricanes Katrina and Rita, which are based on management estimates; the occurrence of catastrophic events or other insured or reinsured events with a frequency or severity exceeding our estimates; the actual amount of new and renewal business and demand for our products and services; the competitive environment in which we operate, including price, product and service competition; developments in domestic and global financial markets that could affect our investment portfolio and financing plans; changes in the cost and availability of reinsurance; impact of regulatory actions on our Consolidated Financial Statements; uncertainties relating to government and regulatory policies; additional government and NASDAQ policies relating to corporate governance, and the cost to comply; legal developments; changing rates of inflation, interest rates and other economic conditions; changes in our financial strength rating;

our relationship with our agencies; the valuation of invested assets; the valuation of pension and postretirement benefit obligations; the calculation and recovery of deferred policy acquisition costs; the resolution of legal issues pertaining to the World Trade Center catastrophe; the ability to maintain and/or advance our technological systems and safeguard the security of our data; changes in federal tax law; the resolution of regulatory and legal issues pertaining to Hurricane Katrina; and our relationship with our reinsurers. These are representative of the risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.